UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Walmart Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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WALMART INC. C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735	Your Vote Counts! WALMART INC. 2021 Annual Shareholders’ Meeting Vote by June 1, 2021 11:59 PM ET. For shares held in a Plan, vote by May 26, 2021 11:59 PM ET.

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You invested in WALMART INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 2, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting prior to May 19, 2021. If you would like to request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 2, 2021 10:30 a.m. Central Time
Virtually at: www.virtualshareholdermeeting.com/WMT2021

*	The company will be hosting the meeting live via audio webcast this year at the website address above. Please check the proxy materials for instructions on how to access the meeting.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	Cesar Conde	For
1b.	Timothy P. Flynn	For
1c.	Sarah J. Friar	For
1d.	Carla A. Harris	For
1e.	Thomas W. Horton	For
1f.	Marissa A. Mayer	For
1g.	C. Douglas McMillon	For
1h.	Gregory B. Penner	For
1i.	Steven S Reinemund	For
1j.	Randall L. Stephenson	For
1k.	S. Robson Walton	For
1l.	Steuart L. Walton	For
Company Proposals:
2.	Advisory Vote to Approve Named Executive Officer Compensation	For
3.	Ratification of Ernst & Young LLP as Independent Accountants	For
Shareholder Proposals, in each case, if properly presented at the meeting:
4.	Report on Refrigerants Released from Operations	Against
5.	Report on Lobbying Disclosures	Against
6.	Report on Alignment of Racial Justice Goals and Starting Wages	Against
7.	Create a Pandemic Workforce Advisory Council	Against
8.	Report on Statement of the Purpose of a Corporation	Against
NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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